Preliminary Copy

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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Preliminary Proxy Statement. Soliciting Material Pursuant to § 240.14a-12

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Definitive Proxy Statement.

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PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2008

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

1345 Avenue of the Americas
New York, NY 10105

To the Shareholders of PIMCO Strategic Global Government Fund, Inc. (the ‘‘Fund’’):

Notice is hereby given that a Special Meeting of Shareholders (the ‘‘Special Meeting’’) of the Fund will be held at 1345 Avenue of the Americas (between 54th and 55th Streets), New York, NY 10105, on Wednesday, August 27, 2008 at 9:30 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 30, 2008:

1.	To approve a new Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (‘‘AGIFM’’);

2.	To approve a new Portfolio Management Agreement relating to the Fund between AGIFM and Pacific Investment Management Company LLC (‘‘PIMCO’’); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on June 20, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors,

Thomas J. Fuccillo
Secretary

New York, New York
June 30, 2008

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

1345 Avenue of the Americas
New York, NY 10105

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2008

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the ‘‘Board’’ or ‘‘Directors’’) of PIMCO Strategic Global Government Fund, Inc. (the ‘‘Fund’’) of proxies to be voted at a Special Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the ‘‘Special Meeting’’). The Special Meeting will be held at 1345 Avenue of the Americas, New York, NY 10105, on Wednesday, August 27, 2008 at 9:30 a.m., Eastern Time. The Notice of Special Meeting of Shareholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about June 30, 2008.

The Board has fixed the close of business on June 20, 2008 as the record date (the ‘‘Record Date’’) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each full share and an approximate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter to which they are entitled to vote. As of the close of business on the Record Date, the Fund had 38,114,497.99 shares of common stock (the ‘‘Shares’’) issued and outstanding. The Shares are the only class of stock currently authorized by the Fund.

At the Special Meeting, all shareholders will have equal voting rights (i.e., one vote per Share). As summarized below, shareholders have the right to vote on:

1.	the approval of a new Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (‘‘AGIFM’’);

2.	the approval of a new Portfolio Management Agreement relating to the Fund between AGIFM and Pacific Investment Management Company LLC (‘‘PIMCO’’); and

3.	such other business as may properly come before the Special Meeting.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you sign, date and mail the enclosed proxy and no choice is indicated for the Proposals listed in the attached Notice, your proxy will be voted FOR all of the Proposals. You may revoke your proxy at any time before it has been voted in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person.

The Board of Directors of the Fund knows of no business other than the Proposals set forth herein to be considered at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, NY 10105.

Summary of the Proposals

It is proposed that shareholders approve a new investment management agreement between the Fund and AGIFM (the ‘‘Investment Management Agreement’’), and a new portfolio management agreement relating to the Fund between AGIFM and PIMCO (the ‘‘Portfolio Management Agreement’’ and, together with the Investment Management Agreement, the ‘‘Proposed Agreements’’) in connection with a transition in the Fund’s governance and investment management arrangements.

At your Annual Meeting on June 9, 2008, you elected a new slate of Directors, each of whom serves as a director or trustee of the other closed-end funds managed by AGIFM and sub-advised by PIMCO (‘‘Allianz Closed-End Funds’’). At its meeting on June 10, 2008, the newly-elected Board terminated the Fund’s existing investment management agreement and administrative services agreement (collectively, the ‘‘Prior Agreements’’) with PIMCO in light of PIMCO’s determination to exit the business of providing administrative services to closed-end funds. In addition, the Board approved changes to the management structure of the Fund, including the Proposed Agreements, which would take effect after their approval by shareholders. The Board also approved an interim investment management agreement between the Fund and AGIFM (the ‘‘Interim Investment Management Agreement’’), an interim portfolio management agreement between AGIFM and PIMCO (the ‘‘Interim Portfolio Management Agreement’’) and an interim administrative services agreement between the Fund and AGIFM (the ‘‘Interim Administrative Services Agreement’’ and, together with the Interim Portfolio Management Agreement and the Interim Investment Management Agreement, the ‘‘Interim Agreements’’) to provide for management and administrative services of the Fund for a maximum of 150 days, pending shareholder approval of the Proposed Agreements.

If the Proposed Agreements are approved, the management and administrative services arrangements of the Fund will be consistent with those of the other Allianz Closed-End Funds within the AGIFM fund complex, and are expected to result in greater efficiency and perhaps overall cost savings to the Fund over time.

The chart below is intended to help you understand the Prior Agreements, Interim Agreements and Proposed Agreements, how they differ and how management fees for the Fund would be reduced under the Interim Agreements and Proposed Agreements. Additional information about the agreements and about AGIFM and PIMCO may be found under ‘‘Information about AGIFM’’ and ‘‘Information about PIMCO’’ below.

    Fund management and administrative services agreements

	Prior Agreements[1]		Interim Agreements[2]			Proposed Agreements[2]
Contractual Arrangement	Investment Management Agreement	Administrative Services Agreement	Investment Management Agreement	Administrative Services Agreement	Portfolio Management Agreement	Investment Management Agreement	Portfolio Management Agreement
Service Provider	PIMCO	PIMCO	AGIFM	AGIFM	PIMCO	AGIFM	PIMCO
Contractual Fees	0.82%[3]	0.05%[3]	0.82%[3]	0.03%[3]	0.725%[4]	0.85%[3]	0.725%[4]

Total Advisory/ Administrative Fees Paid by the Fund	0.87%		0.85%			0.85%
1	Fees calculated based on the Fund’s average weekly net assets.
2	Fees calculated based on the Fund’s average daily net assets.
3	Paid by the Fund.
4	Paid by AGIFM.

The solicitation will be primarily by mail and the cost of soliciting proxies, as well as related out-of-pocket expenses, will be borne by AGIFM. Certain officers of the Fund and certain officers and employees of AGIFM or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. The Board has approved hiring The Altman Group to aid in the solicitation of instructions for registered and nominee accounts. The anticipated expenses of The Altman Group are expected to be between approximately $29,000 and $54,000.

PROPOSAL 1: APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

It is currently contemplated that, upon shareholder approval of the proposed Investment Management Agreement, AGIFM will provide administrative services and oversight of the investment advisory services provided to the Fund and will delegate responsibility for the daily provision of investment advisory services to PIMCO in accordance with the proposed Portfolio Management Agreement described in Proposal 2.

Although the Investment Management Agreement and Portfolio Management Agreement are two separate contracts, neither agreement will become effective unless both agreements are approved by shareholders.

PIMCO previously served as manager to the Fund pursuant to an investment management agreement dated June 21, 2002 and amended June 1, 2006 (the ‘‘Prior PIMCO Management Agreement’’). The Prior PIMCO Management Agreement was last approved by the Board at a contract review meeting held on May 23, 2007, and was last submitted to the Fund’s shareholders for approval on June 21, 2002 in connection with the 2002 annual meeting of the Fund’s shareholders. PIMCO contemporaneously served as administrator to the Fund under an administrative services agreement dated June 21, 2002 (the ‘‘Prior PIMCO Administrative Services Agreement’’).

At a meeting on June 10, 2008, the Board terminated the Prior PIMCO Management Agreement and the Prior PIMCO Administrative Services Agreement, and appointed AGIFM to serve as manager to the Fund, effective immediately for an interim period of 150 days, pursuant to the Interim Investment Management Agreement. The terms of the Investment Management Agreement are substantially identical to those of the Prior PIMCO Management Agreement, with the exception of the addition of a provision pursuant to which AGIFM may delegate responsibility for portfolio management of the Fund to PIMCO under a separate portfolio management agreement. In addition, as described below, the Board approved the Interim Portfolio Management Agreement, pursuant to which PIMCO continues to provide day-to-day portfolio management services to the Fund. At the same meeting, the Board approved the Interim Administrative Services Agreement appointing AGIFM to serve as administrator to the Fund while the Interim Investment Management Agreement is in effect. The Interim Investment Management Agreement and the Interim Administrative Services Agreement are each in place and were each approved in anticipation of submitting to shareholders at the Special Meeting this Proposal 1 and Proposal 2 below to approve AGIFM as the Fund’s manager and PIMCO as the Fund’s sub-adviser on a continuing basis. Shareholders are not being asked to approve the Interim Agreements.

At the same meeting, the Board approved the Investment Management Agreement which would appoint AGIFM to serve as the Fund’s investment manager on a continuing basis (subject to the initial two-year term of the agreement as described below), subject to approval by the Fund’s shareholders at the Special Meeting. If the Investment Management Agreement is not approved by shareholders before the close of business on November 7, 2008, the Interim Investment Management Agreement will terminate, and the Fund’s Board will be unable, absent exemptive relief from the Securities and Exchange Commission (the ‘‘SEC’’), to enter into an additional temporary arrangement with AGIFM to ensure continuous management of the Fund’s assets. In that event, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

All Board approvals described above were made at in-person meetings called for such purpose and included separate approvals by the Directors each of whom is not an ‘‘interested person’’ (each, an ‘‘Independent Director’’ and together the ‘‘Independent Directors’’) as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

Description of the Interim Investment Management Agreement and the Interim Administrative Services Agreement

Services.    The Interim Investment Management Agreement provides that, subject to the direction and oversight of the Fund’s Directors, AGIFM will have full discretionary authority to manage the investment and reinvestment of the Fund’s assets and to provide investment research advice and supervision of the Fund’s portfolio in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s registration statements on file with the SEC. The scope and quality of the services provided under this Interim Investment Management Agreement are at least equivalent to those provided by PIMCO under the Prior PIMCO Management Agreement. AGIFM will provide such services in compliance with the provisions of the Fund’s Articles of Incorporation and Bylaws.

Compensation.    As compensation for its services rendered and for the expenses borne by AGIFM under the Interim Investment Management Agreement, the Fund pays AGIFM a monthly fee computed at the annual rate of 0.82% of the Fund’s average daily net assets.1 Under the Prior PIMCO Management Agreement, the Fund paid compensation to PIMCO at the same annual rate, but calculated based on the Fund’s average net assets as measured weekly. To the extent that compensation is calculated differently under the Interim Investment Management Agreement, AGIFM has committed to reimburse the Fund for any amount by which fees under the Interim Investment Management Agreement exceed the amount the Fund would have paid under the Prior PIMCO Management Agreement.

Termination/Amendment.    The Interim Investment Management Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect (i) for 150 days, or (ii) until the effective date of the Investment Management Agreement, if earlier. It may not be amended without a vote of the majority of the Fund’s outstanding voting securities. The Interim Investment Management Agreement may be terminated by the Fund, without the payment of any penalty, at any time by a vote of either a majority of the Directors or by the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than sixty (60) days’ written notice to AGIFM, and may be terminated by AGIFM, without the payment of any penalty, at any time on not more than sixty (60) days’ written notice to the Fund. The Interim Investment Management Agreement will terminate automatically in the event of its assignment.

Liability.    The Interim Investment Management Agreement provides that AGIFM will not be subject to any liability to the Fund or to any Fund shareholders for any error of judgment, mistake of law, or any loss suffered by the Fund or any Fund shareholders in connection with any act or omission in the performance of its obligations to the Fund or to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

The Interim Administrative Services Agreement.    Under the Interim Administrative Services Agreement, AGIFM is responsible for providing all management and administrative services reasonably necessary for the operation of the Fund, other than those management and administrative services provided by AGIFM under the Interim Investment Management Agreement, and the custody and transfer agency services provided to the Fund by State Street Bank & Trust Co. and PFPC Inc., respectively. The scope and quality of the services provided under this agreement are at least equivalent to the services provided under the Prior PIMCO Administrative Services Agreement. The

1	‘‘Average daily net assets’’ means the average daily value of the Fund’s assets less its liabilities.

Interim Administrative Services Agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Directors on not more than 60 days’ written notice to AGIFM, or by AGIFM on 60 days’ written notice to the Fund. As compensation for its services rendered and for the expenses borne by AGIFM under the Interim Administrative Services Agreement, the Fund pays AGIFM a monthly fee computed at the annual rate of 0.03% of the Fund’s average daily net assets, which is lower than the rate previously paid under the Prior PIMCO Administrative Services Agreement, which was 0.05% of the Fund’s average weekly net assets.

Description of the Proposed Investment Management Agreement

At an in-person meeting held on June 10, 2008, the Board of Directors, including the Independent Directors, approved, subject to the approval of shareholders of the Fund, the proposed Investment Management Agreement between the Fund and AGIFM, a form of which is attached to this Proxy Statement as Exhibit A. The description of the Proposed Investment Management Agreement below is qualified in its entirety by reference to the actual terms of the Agreement in Exhibit A. The Investment Management Agreement generally incorporates the services provided to the Fund under both the Interim Investment Management Agreement and the Interim Administrative Services Agreement and would replace the two agreements with a single agreement.

Effective Date.    If both the Investment Management Agreement and the Portfolio Management Agreement (described below) are approved by shareholders, they each would take effect as soon as practicable after the Special Meeting.

Services.    Under the terms of the Investment Management Agreement, AGIFM shall, subject to the supervision of the Board of Directors, furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities, and provide administrative services reasonably necessary for the operation of the Fund, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of the officers and Directors of the Fund who are affiliated with AGIFM. The Investment Management Agreement provides that AGIFM may, at its expense, select and contract with portfolio managers for the Fund, in which case the obligation of AGIFM under the Investment Management Agreement with respect to the investment management of the Fund will be to determine and review with the portfolio manager the investment policies of the Fund, and the portfolio manager shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund. AGIFM (and not the Fund) would be responsible for compensating any such portfolio manager under the Investment Management Agreement.

[The provisions of the Investment Management Agreement that relate to investment management services provide for services at least equivalent in scope and quality and are otherwise substantially similar to the Interim Investment Management Agreement and to the Prior PIMCO Management Agreement. The provisions of the Investment Management Agreement that relate to AGIFM’s provision of administrative services to the Fund provide for services at least equivalent in scope and quality and are otherwise substantially similar to both the Prior PIMCO Administrative Services Agreement and the Interim Administrative Services Agreement.]

Compensation.    As compensation for AGIFM’s services rendered, and for the facilities furnished and for the expenses borne by AGIFM, the Fund will pay AGIFM a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net assets of the Fund under the Investment Management Agreement. Under the Prior Agreements with PIMCO, the Fund paid PIMCO a monthly investment management fee at an annual rate of 0.82% based on average weekly net assets of the Fund, and a monthly administration fee at an annual rate of 0.05% based on the average weekly net assets of the Fund, for a total of 0.87% for investment management and administrative services. Under the Interim Agreements, the Fund pays AGIFM a 0.82% investment management fee and a 0.03% administrative fee based on average daily net assets, for a total of 0.85%. Accordingly, because the Fund would receive all necessary administrative services under the Proposed Agreements and would no longer pay a separate administration fee, if Proposals 1 and 2 are approved by shareholders, the Fund will pay approximately 0.02% less for administration and investment management services than under the Prior Agreements with PIMCO. See ‘‘Description of Interim Investment Management Agreement and Interim Administrative Services Agreement’’ above.

The following table provides a comparison of the aggregate fees paid to PIMCO under the Prior PIMCO Management Agreement and PIMCO Administrative Services Agreement to the aggregate fees PIMCO would have received if it had been paid at an annual rate of 0.85% for management and administrative services:

Aggregate fee paid to PIMCO under Prior PIMCO Management Agreement for fiscal year ended January 31, 2008 (at annual rate of 0.82%)	$3,076,224
Aggregate fee paid to PIMCO under Prior PIMCO Administrative Services Agreement for fiscal year ended January 31, 2008 (at annual rate of 0.05%)	$187,575
Aggregate Fee PIMCO would have been paid at an annual rate of 0.85% (including fee for administrative services)	$3,188,769
Difference between the fees (stated as a percentage)	3.66%

The following table sets forth the fees paid by the Fund during the last fiscal year, broken out by category of service and the annual expenses expected to be paid under the Investment Management Agreement:

Annual Fund Operating Expenses and Pro Forma Expenses (as a Percentage of Net Assets)

	Fiscal Year Ended 1/31/08 Under the Prior Agreements	Expected Under Proposed Investment Management Agreement
Management Fees	0.82%	0.85%[1]
Interest Payments on Borrowed Funds	4.41%	4.41%
Other Expenses	0.25%[2]	0.20%
Total Annual Expenses	5.48%	5.46%
1	The Adviser provides administrative services under the New Investment Management Agreement.
2	Includes fees of 0.05% for administrative services paid to PIMCO.

Termination.    The Investment Management Agreement will remain in full force and effect as to the Fund, unless terminated, for an initial two-year period and subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board of Directors, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the

Independent Directors of the Fund). It can also be terminated without penalty at any time (i) by the Fund (either by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of Directors); or (ii) by AGIFM, on sixty (60) days’ written notice delivered to the other party. Additionally, the Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Liability.    The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of AGIFM, or reckless disregard of its obligations and duties under the Investment Management Agreement, AGIFM will not be subject to any liability to the Fund, or any shareholder, officer, partner or Director thereof, for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement.

PROPOSAL 2: APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT

PIMCO, an affiliate of AGIFM, has served as the Fund’s investment manager and directly provided all investment management services to the Fund since February 8, 2002 under the Prior PIMCO Management Agreement described above under ‘‘Proposal 1: Approval of the Investment Management Agreement.’’ As described in the proxy statement to the Fund shareholders dated May 13, 2008, PIMCO has determined to exit the business of providing administrative services to closed-end funds. PIMCO continues to provide portfolio management services to the Fund under the Interim Portfolio Management Agreement. While under Proposal 1 the Fund would contract with AGIFM for investment management services, the proposed Investment Management Agreement permits AGIFM to appoint portfolio managers to provide day-to-day portfolio management services. If the Investment Management Agreement is approved, AGIFM would enter into the Portfolio Management Agreement with PIMCO by which PIMCO would continue to provide day-to-day portfolio management services on behalf of the Fund.

At a meeting of the Fund’s Board of Directors on June 10, 2008, the Board, including the Independent Directors, approved the Interim Portfolio Management Agreement according to which AGIFM has delegated certain investment management responsibilities under the Interim Investment Management Agreement to PIMCO as portfolio manager. The Interim Portfolio Management Agreement became effective on June 10, 2008 for an interim period of 150 days. The Interim Portfolio Management Agreement was approved in anticipation of submitting this Proposal to shareholders at the Special Meeting to approve the appointment of PIMCO as the Fund’s Portfolio Manager on a continuing basis. Shareholders are not being asked to approve the Interim Agreements.

At the same meeting, the Board, including the Independent Directors, also approved the Portfolio Management Agreement appointing PIMCO as the Fund’s portfolio manager on a continuing basis (subject to the initial two-year term of the agreement as described below), subject to approval by the Fund’s shareholders at the Special Meeting. If the Portfolio Management Agreement is not approved by shareholders by November 7, 2008, the Interim Portfolio Management Agreement will terminate on that date, and AGIFM will be unable to enter into an additional temporary arrangement with PIMCO to ensure continuous management of the Fund’s assets, absent exemptive relief from the SEC. In that event, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Although the Investment Management and Portfolio Management Agreements are two separate contracts, neither agreement will become effective unless both agreements are approved by shareholders.

Description of the Interim Portfolio Management Agreement

Services.    The Interim Portfolio Management Agreement provides that, subject to the direction and oversight of the Fund’s Directors and of AGIFM as interim investment manager, PIMCO will furnish continuously an investment program for the Fund and will make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments.

Compensation.    As compensation for its services rendered and for the expenses borne by PIMCO, AGIFM (and not the Fund) pays PIMCO a fee accrued daily and paid monthly at the annual rate of 0.725% of the Fund’s average daily net assets.

Termination/Amendment.    The Interim Portfolio Management Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect (i) for 150 days, or (ii) until the effective date of the proposed Investment Management Agreement, if earlier. The agreement may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors. The Interim Portfolio Management Agreement may be terminated by the Fund, without the payment of any penalty, at any time by a vote of either a majority of the Directors or by the affirmative vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to PIMCO. In addition, the agreement may be terminated by AGIFM, without the payment of any penalty, at any time on sixty (60) days’ written notice to PIMCO, and it may be terminated by PIMCO, without the payment of any penalty, at any time on sixty (60) days’ written notice to the Fund and to AGIFM. The Interim Portfolio Management Agreement will terminate automatically in the event of its assignment.

Liability.    The Interim Portfolio Management Agreement provides that AGIFM will not be subject to any liability arising out of any services rendered by it under the Interim Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Description of the Proposed Portfolio Management Agreement

The proposed Portfolio Management Agreement between AGIFM and PIMCO, according to which AGIFM would delegate certain of its investment management responsibilities to PIMCO as portfolio manager to the Fund on a continuing basis, was unanimously approved by the Board of Directors, including the Independent Directors, at an in-person meeting held on June 10, 2008, subject to the approval of shareholders of the Fund. The form of the Portfolio Management Agreement is attached to this Proxy Statement as Exhibit B. The description of the Portfolio Management Agreement below is qualified in its entirety by reference to the actual terms of the Agreement in Exhibit B.

Effective Date.    If both the Portfolio Management Agreement and Investment Management Agreement are approved by shareholders, they would take effect as soon as practicable after the Special Meeting.

Services.    The provisions of the Portfolio Management Agreement are substantially similar to the Interim Portfolio Management Agreement between AGIFM and PIMCO now in effect. Under the terms of the Portfolio Management Agreement, PIMCO will, subject to the supervision of the Board of Directors and of AGIFM, furnish continuously an investment program for the Fund, make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. PIMCO will be responsible for daily monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s compliance with its investment objective, policies and restrictions. The same team of investment professionals at PIMCO will continue to manage the Fund’s investment portfolio and, as such, it is not expected that the day-to-day portfolio management services will change.

Compensation.    As compensation for PIMCO’s services rendered under the Portfolio Management Agreement, and for the expenses borne by PIMCO, AGIFM (and not the Fund) will pay PIMCO a fee accrued daily and paid monthly, at the annual rate of 0.725% of the average daily net assets of the Fund. This fee is identical to the fee AGIFM pays to PIMCO under the Interim Portfolio Management Agreement.

Termination/Amendment.    The Portfolio Management Agreement will remain in full force and effect as to the Fund, unless terminated, for an initial two-year period and subject thereafter to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Directors, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the Independent Directors). It may be terminated by the Fund either by vote of a majority of the Directors, or by the affirmative vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, at any time by written notice to AGIFM and PIMCO. AGIFM may at any time terminate the Agreement by not less than 60 days’ written notice to PIMCO, and PIMCO may at any time terminate this Agreement by not less than 60 days’ written notice to the Fund and AGIFM. The Agreement shall not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Directors of the Fund or of the Manager or the PIMCO. Additionally, the Portfolio Management Agreement will terminate automatically in the event of its assignment.

Liability.    The Portfolio Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of PIMCO, or reckless disregard of its obligations and duties under the Investment Portfolio Agreement, PIMCO will not be subject to any liability to the Manager, to the Fund, or to any shareholder, officer, director, partner or Director thereof, for any act or omission in the course of, or in connection with, rendering services under the Portfolio Management Agreement.

Directors’ Considerations Related to the Proposed Investment Management Agreement and Portfolio Management Agreement

At an in-person meeting on June 10, 2008, the Board, including all of the Independent Directors, approved AGIFM as the Fund’s new investment manager and administrator, and PIMCO as the Fund’s new portfolio manager, on an interim basis. At the same meeting, the Board, including all of the Independent Directors, also approved AGIFM as investment manager and PIMCO as portfolio manager to serve for an initial two-year term pursuant to the Investment Management Agreement and Portfolio Management Agreement, subject to shareholder approval. The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

Information Received

Materials Reviewed.    The Board received a wide variety of materials relating to the services to be provided by AGIFM and PIMCO under the Proposed Agreements. The Board considered information relating to the nature, extent and quality of services to be offered by AGIFM and PIMCO under the Proposed Agreements, and the historical investment performance of funds serviced by AGIFM and PIMCO. The Board also considered matters relating to Fund operations, including the Fund’s compliance program, shareholder services, valuation and custody, and other information. In considering whether to approve the Proposed Agreements, the Board also reviewed supplementary information, including comparative industry data provided by Lipper Inc. with regard to investment performance, advisory fees and expenses, financial and profitability information regarding AGIFM and PIMCO, and information about the personnel who would be providing investment management and administrative services to the Fund.

Review Process.    In connection with the approval of the Proposed Agreements, the Board reviewed written materials prepared by AGIFM and PIMCO in response to requests from counsel to the Independent Directors. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reports prepared by AGIFM and PIMCO containing comparative performance and expense ratio information. The Board also heard oral presentations on matters related to the Proposed Agreements and the Directors met as a full Board and the Independent Directors met separately, without management present, with counsel to the Independent Directors. The Board's conclusions as to the approval of the Proposed Agreements were based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services

Personnel and Resources.    The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of senior management and other personnel; the low turnover rates of key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered that the portfolio management personnel at PIMCO who manage the day-to-day investment decisions for the Fund would continue to do so under the Portfolio Management Agreement.

Other Services.    The Board considered each of AGIFM’s and PIMCO’s policies, procedures and systems to ensure compliance with applicable laws and regulations and their commitment to these programs; their anticipated efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and their attention to matters that may involve conflicts of interest with the Fund. The Board also considered the terms of each of the Proposed Agreements, the nature, extent, quality and cost of the services to be provided by AGIFM to the Fund under the Investment Management Agreement, and the nature, extent, quality and cost of the services to be provided by PIMCO to the Fund under the Portfolio Management Agreement. The Board also considered whether the services to be provided under the Proposed Agreements would result in better utilization of the management resources offered by AGIFM and its affiliates and would relieve PIMCO of administrative burdens, thus freeing the resources of PIMCO to focus on the portfolio management of the Fund. In addition, the Board considered AGIFM’s ability to monitor and oversee portfolio managers. The Board considered that the provisions of the Investment Management Agreement which relate to advisory services are similar to the Prior PIMCO Management Agreement except for the identity of the investment manager, and the fact that the Investment Management Agreement authorizes the delegation of investment advisory services by AGIFM to a Portfolio Manager. The Board also considered that the provisions of the Investment Management Agreement which relate to administrative services to the Fund are similar to the former Administrative Services Agreement between the Fund and PIMCO, except for the identity of the administrator. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by AGIFM and PIMCO will be similar and will likely benefit the Fund and its shareholders.

Investment Performance.    In connection with its meeting, the Board received and relied upon materials provided by management which included, among other items, information provided by Lipper Inc. on the investment performance of the Fund and of three other global income funds identified by Lipper Inc. (‘‘peer group’’). The Board examined information concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended March 31, 2008. The Board expressed concern that the Fund’s performance had been poor, and discussed with PIMCO steps to improve Fund performance going forward.

Fees and Expenses.    AGIFM and PIMCO reported to the Board that, in proposing fees for the Fund, they considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by AGIFM and PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided and the fees to be charged under the Proposed Agreements. The Board also considered that the Fund will pay lower total fees for investment management and administrative services under the Interim Agreements and Proposed Agreements than it would pay under the prior agreements with PIMCO and that the Fund’s total expense ratio was expected to be lower under the Interim and Proposed Agreements. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the expense group provided by AGIFM and PIMCO, and found the Fund’s total expenses to be reasonable. AGIFM and PIMCO do not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not compare the fees charged by AGIFM and PIMCO to comparable separate accounts. The Board concluded that the proposed advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by AGIFM and PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the management fees to be charged by AGIFM and PIMCO covering advisory and administrative functions, as well as the total expenses of the Fund, are reasonable and approval of the Proposed Agreements will likely benefit the Fund and its shareholders.

Costs, Level of Profits and Economies of Scale.    The Board reviewed information regarding AGIFM’s and PIMCO’s anticipated costs of providing services to the Fund as a whole, as well as the resulting level of anticipated profits to AGIFM and PIMCO. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s views of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered AGIFM’s and PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Proposed Agreements.

Possible Fall-Out Benefits.    The Board considered other benefits received by AGIFM and PIMCO and their affiliates as a result of AGIFM’s and PIMCO’s proposed relationship with the Fund, including possible fall-out benefits to AGIFM’s and PIMCO’s institutional investment management businesses due to the reputation and market penetration of the Fund.

Conclusion.    After reviewing these and other factors described herein, the Board concluded, within the context of their overall conclusions regarding the Proposed Agreements, that the fees payable under the Proposed Agreements represent reasonable compensation in light of the nature and quality of the services to be provided by AGIFM and PIMCO. Accordingly, the Board favored approval of the Proposed Agreements.

Information about Allianz Global Investors Fund Management LLC

AGIFM is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, AGIFM provides investment management and advisory services to a number of closed-end and open-end investment company clients. AGIFM is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2008, AGIFM and its investment management affiliates had approximately $850 billion in assets under management.

AGIFM currently serves as investment manager and administrator to the Fund on an interim basis. If Proposals 1 and 2 are both approved, AGIFM will serve in such capacity on a continuing basis, and will retain its affiliate, PIMCO, as Portfolio Manager to continue to manage the Fund’s investments. Although the Investment Management and Portfolio Management Agreements consist of two separate contracts, neither agreement will become effective unless both agreements are approved by shareholders. See ‘‘Description of Investment Management Agreement’’ and ‘‘Description of Portfolio Management Agreement’’ above. AGIFM and PIMCO are each majority-owned indirect subsidiaries of Allianz SZ, a publicly traded European insurance and financial services company.

Information about the principal executive officer and each director of AGIFM is provided below.

Name	Office Title	Business Address
Marna C. Whittington	Management Board	600 West Broadway, 29th Fl., San Diego, CA 92101
Bruce Koepfgen	Management Board	1345 Avenue of the Americas, New York, New York 10105
Udo Frank	Management Board	4 Embarcadero Center, 30th Fl., San Francisco, CA 94111
E. Blake Moore, Jr.	Management Board	1345 Avenue of the Americas, New York, NY 10105
John C. Maney	Management Board	680 Newport Center Drive, Suite 250, Newport Beach, California 92660
Barbara Claussen	Management Board	2100 Ross Avenue, Suite 700, Dallas, TX 75201
Andrew Meyers	Managing Director and Chief Operating Officer	1345 Avenue of the Americas, New York, NY 10105
Michael J. Puntoriero	Chief Financial Officer	680 Newport Center Drive, Suite 250, Newport Beach, California 92660
William V. Healey	Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary	1345 Avenue of the Americas, New York, NY 10105
Brian S. Shlissel	Executive Vice President	1345 Avenue of the Americas, New York, NY 10105
Lawrence G. Altadonna	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105
Thomas J. Fuccillo	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105
Derek Hayes	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105
Colleen Martin	Senior Vice President and Controller	[680 Newport Center Drive, Suite 250, Newport Beach, California 92660]
Vinh T. Nguyen	Senior Vice President and Treasurer	680 Newport Center Drive, Suite 250, Newport Beach, California 92660
Richard J. Cochran	Vice President	1345 Avenue of the Americas, New York, NY 10105
Cindy Colombo	Vice President	1345 Avenue of the Americas, New York, NY 10105
Richard J. Lavery	Vice President	1345 Avenue of the Americas, New York, NY 10105
Scott Whisten	Vice President	1345 Avenue of the Americas, New York, NY 10105
Orhan Dzemaili	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105
Lydia Lawrence	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105
Manuel Madero	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105
Daisy S. Ramraj-Singh	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105
Kellie E. Davidson	Assistant Secretary	680 Newport Center Drive, Suite 250, Newport Beach, California 92660

Information about PIMCO

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (‘‘AGI’’), with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI was organized as a limited partnership under Delaware law in 1987. AGI’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (‘‘Allianz of America’’), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. The address for AGI, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

PIMCO has been retained by AGIFM to serve as portfolio manager to the Fund on an interim basis. If Proposals 1 and 2 are approved, PIMCO will be retained by AGIFM to serve in such capacity for an initial two-year term. Although the Investment Management and Portfolio Management Agreements consist of two separate contracts, neither agreement will become effective unless both agreements are approved by shareholders. Prior to June 10, 2008, PIMCO served as investment manager to the Fund.

Information about the principal executive officers and directors of PIMCO is provided below. The business address for each principal executive officer and director listed below is 840 Newport Center Drive, Newport Beach, CA 92660.

Name and Business Address	Officer Title
Tammie J. Arnold	Managing Director
Brian P. Baker	Managing Director
William R. Benz II	Managing Director
Vineer Bhansali	Managing Director
John B. Brynjolfsson	Managing Director
Wendy W. Cupps	Managing Director
Craig A. Dawson	Managing Director
Chris P. Dialynas	Managing Director
Mohamed A. El-Erian	Managing Director
William H. Gross	Managing Director
Pasi M. Hamalainen	Managing Director

Name and Business Address	Officer Title
Brent Richard Harris	Managing Director
Douglas M. Hodge	Managing Director
Brent L. Holden	Managing Director
Margaret E. Isberg	Managing Director
Daniel J. Ivascyn	Managing Director
Lew W. Jacobs IV	Managing Director
David C. Lown	Managing Director
Sudesh N. Mariappa	Managing Director
Scott A. Mather	Managing Director
Mark V. McCray	Managing Director
Paul A. McCulley	Managing Director
Joseph V. McDevitt	Managing Director
Curtis A. Mewbourne	Managing Director
James Frederic Muzzy	Managing Director
Thomas J. Otterbein	Managing Director
William C. Powers	Managing Director
Emanuele Ravano	Managing Director
Ernest L. Schmider	Managing Director
W. Scott Simon	Managing Director
Makoto Takano	Managing Director
William S. Thompson	Managing Director
Richard M. Weil	Managing Director
Changhong Zhu	Managing Director
Robert Wesley Burns	Consulting Managing Director
John S. Loftus	Consulting Managing Director

Certain Directors and Officers of the Fund

The following table lists the names of each Director and officer of the Fund who is also an officer, employee, director, general partner or shareholder of AGIFM or PIMCO:

Name	Position with Fund	Position with AGIFM or PIMCO
John C. Maney	Director	Chief Financial Officer, PIMCO; Chief Financial Officer, AGIFM
Brian S. Shlissel	President and Chief Executive Officer	Executive Vice President, AGIFM
Lawrence G. Altadonna	Treasurer, Principal Financial and Accounting Officer	Senior Vice President, AGIFM
William V. Healey	Assistant Secretary	Executive Vice President, Chief Legal Officer and Secretary, AGIFM
Thomas J. Fuccillo	Vice President, Secretary and Chief Legal Officer	Senior Vice President, AGIFM
Scott Whisten	Assistant Treasurer	Vice President, AGIFM
Richard J. Cochran	Assistant Treasurer	Vice President, AGIFM

Other Funds Managed by AGIFM and PIMCO

AGIFM does not manage, and PIMCO does not advise or sub-advise, any other funds with objectives or policies similar to those of the Fund.

Brokerage and Research Services

The Fund did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Required Vote

Approval of each of the Investment Management Agreement and the Portfolio Management Agreement requires the affirmative vote of a ‘‘majority of the outstanding voting securities’’ of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy. Therefore, in order for Proposals 1 and 2 to be approved, more than 50% of the Fund’s shares must be present at the Special Meeting in person or represented by proxy. If the Shareholders of the Fund do not approve both the Investment Management Agreement and the Portfolio Management Agreement, then neither Agreement will go into effect and the Trustees will take such further action as they may deem to be in the best interests of the shareholders of the Fund.

The Board of Directors of the Fund Unanimously Recommends that You Vote FOR Proposals 1 and 2.

ADDITIONAL INFORMATION

Executive and Other Officers of the Fund

The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of AGIFM or PIMCO are not compensated by the Fund.

Name Address and Date of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since December 2002. Formerly, President & Treasurer, December 2000– December 2002.	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.
Lawrence G. Altadonna 03/10/1966	Treasurer and Principal Financial and Accounting Officer	Since December 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 74 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991–2004).
Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since September 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002–2004). Audit Manager, PricewaterhouseCoopers LLP (1996–2002).

Name Address and Date of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years
William V. Healey 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998–2005).
Richard H. Kirk 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002–2004).
Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex; Manager–IIG Advisory Law, Morgan Stanley (2004–2005); Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996–2004).
Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004–2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002–2004).
Scott Whisten 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000–2005).
Richard J. Cochran 01/23/1961	Assistant Treasurer	Since June 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 32 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002–2008).
*	The address for each Fund officer, unless otherwise noted, is 1345 Avenue of the Americas, 4th floor, New York, NY 10105

Securities Ownership

As of June 12, 2008, the Directors and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Shares. To the knowledge of the Fund, as of the Record Date, no persons owned of record or beneficially 5% or more of the shares of the Fund.

Other Business

As of the date of this Proxy Statement, the Fund’s officers and AGIFM know of no business to come before the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation

At all meetings of the shareholders, the holders of a majority of the voting securities of the Fund entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. In the absence of a quorum, no business may be transacted, except that the holders of a majority of the voting securities present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by the By-laws, until the holders of the requisite amount of shares of stock shall be so present.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Fund as tellers (the ‘‘Tellers’’) for the Special Meeting. For purposes of determining the presence of a quorum for the Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposals, as well as Shares represented by any proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to both proposals, abstentions and broker non-votes will have the effect of a negative vote.

Reports to Shareholders

The Fund’s Annual Report to Shareholders dated January 31, 2008 was previously furnished to shareholders. Additional copies of the Annual Report and the Fund’s Semi-Annual Report may be obtained without charge from the Fund by calling 1(800) 331-1710 or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105.

Shareholder Proposals for 2009 Annual Meeting

It is currently anticipated that the Fund’s next annual meeting of shareholders after the Special Meeting addressed in this proxy statement will be held in June 2009. Proposals of shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than January 15, 2009 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2009 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than March 16, 2009 and no later than March 31, 2009. If a shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

Shareholders Sharing An Address

The Fund is permitted to mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call 1(800) 331-1710. If your shares are held in broker street name please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact AGIFM in writing at Allianz Global Investors Fund Management LLC, c/o PFPC, PO Box 43027, Providence, RI 02940, or by telephone at 1(800) 331-1710, or contact your financial service firm.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 30, 2008

Exhibit A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

PIMCO Strategic Global Government Fund, Inc.
(‘‘RCS’’ or the ‘‘Fund’’)

This Investment Management Agreement, entered into as of                 , 2008, is executed by and between PIMCO Strategic Global Government Fund, Inc., a Maryland corporation (‘‘RCS’’ or the ‘‘Fund’’), and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the ‘‘Manager’’).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER TO THE FUND.

(a)	Subject always to the control of the Directors of the Fund and to such policies as the Directors may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) provide administrative services reasonably necessary for the operation of the Fund, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Directors of the Fund who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Articles of Incorporation and By-laws of the Fund, each as amended from time to time, and the Fund’s stated investment objective, policies and restrictions.

(b)	In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Fund hereby agrees with the Manager and with any Portfolio Manager selected by the Manager as provided in Section 1(c) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 (the ‘‘1934 Act’’).

(c)	Subject to the provisions of the Articles of Incorporation of the Fund and the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the ‘‘1940 Act’’), the Manager, at its expense, may select and contract with investment advisers (the ‘‘Portfolio Managers’’) for the Fund. The Manager shall retain any Portfolio Manager pursuant to a portfolio management agreement the terms and conditions of which are acceptable to the Fund. If the Manager retains a Portfolio Manager hereunder, then unless otherwise provided in the applicable portfolio management agreement, the obligation of the Manager under this Agreement with respect to the investment management of the Fund shall be, subject in any event to the control of the Directors of the Fund, to determine and review with the Portfolio Manager the investment policies of the Fund, and the Portfolio Manager shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund (or with respect to a portion of the Fund’s assets managed by such Portfolio Manager), adhering to applicable investment objective, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund (or with respect to a portion of the Fund’s assets managed by such Portfolio Manager), as applicable. The Manager (and not the Fund) will compensate any Portfolio Manager for its services to the Fund. Subject to the provisions of the applicable portfolio management agreement with the Portfolio Manager, the Manager may terminate the services of any Portfolio Manager at any time in its sole discretion, and shall at such time assume the responsibilities of such Portfolio Manager unless and until a successor Portfolio Manager is selected.

(d)	The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

The average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that the Manager has agreed to a fee waiver or an expense limitation or reimbursement arrangement with the Fund, subject to such terms and conditions as the Manager and the Fund may set forth in such agreement, the compensation due the Manager hereunder shall be reduced, and, if necessary, the Manager shall bear expenses with respect to the Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be materially amended as to the Fund unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or of any Portfolio Manager of the Fund.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)	Either party hereto may at any time terminate this Agreement by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)	If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or any Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the ‘‘affirmative vote of a majority of the outstanding shares’’ means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms ‘‘affiliated person,’’ ‘‘control,’’ ‘‘interested person’’ and ‘‘assignment’’ shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term ‘‘specifically approve at least annually’’ shall be construed in a manner consistent with the 1940 Act; and the term ‘‘brokerage and research services’’ shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.	NONLIABILITY OF MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, partner or Director thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	USE OF NAMES AND LOGOS.

It is expressly understood that the names ‘‘Allianz,’’ ‘‘Allianz Global Investors Fund Management LLC,’’ ‘‘PIMCO’’ and ‘‘Pacific Investment Management Company LLC’’ or any derivation thereof, or any logo associated with those names, are the valuable property of the Manager and its affiliates, and that the Fund shall have the limited right to use such names (or derivations thereof or associated logos) only so long as the Manager shall consent and this Agreement shall remain in effect. Upon reasonable notice from the Manager to the Fund or upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivations thereof or associated logos) and shall, if necessary, promptly amend its Articles of Incorporation and other public documents to change its name accordingly. The covenants on the part of the Fund in this Section 8 shall be binding upon it, its Directors, officers, shareholders, creditors and all other persons claiming under or through it, and shall survive the termination of this Agreement.

9.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, PIMCO Strategic Global Government Fund, Inc. and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first above written.

PIMCO Strategic Global Government Fund, Inc.
By:
Name:	Brian S. Shlissel
Title:	President

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC
By:
Name:
Title:

Exhibit B

FORM OF PORTFOLIO MANAGEMENT AGREEMENT

PIMCO Strategic Global Government Fund, Inc.
(‘‘RCS’’ or the ‘‘Fund’’)

This Portfolio Management Agreement, entered into as of                     , 2008, is executed by and between ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the ‘‘Manager’’), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a Delaware limited liability company (the ‘‘Portfolio Manager’’).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE PORTFOLIO MANAGER TO THE FUND.

(a)	Subject always to the direction and oversight of the Board of Directors of PIMCO Strategic Global Government Fund, Inc. (‘‘RCS’’ or the ‘‘Fund’’), a Maryland corporation, and the Manager, the Portfolio Manager, at its expense, will furnish continuously an investment program for the Fund and will make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Portfolio Manager (1) will comply with the provisions of the Fund’s Articles of Incorporation and Bylaws, including any amendments thereto (upon receipt of such amendments by the Portfolio Manager), and the investment objective, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which have been supplied to the Portfolio Manager as filed with the Securities and Exchange Commission (the ‘‘SEC’’)), (2) will use its best efforts to safeguard and promote the welfare of the Fund and (3) will comply with other policies which the Directors or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Portfolio Manager in writing. The Portfolio Manager and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

(b)	The Portfolio Manager shall be responsible for daily monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s compliance with the investment objective, policies and restrictions of the Fund, as set forth in the Fund’s current Prospectus and Statement of Additional Information. The Portfolio Manager shall also cooperate with and provide sufficient information to the Manager to assist the Manager in its monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s overall compliance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the ‘‘1940 Act’’), the Fund’s compliance with the investment objective, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information, and the Fund’s satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Portfolio Manager in paragraph (a) of this Section, the Portfolio Manager shall act on any instructions of the Manager with respect to the investment activities of the Fund to ensure the Fund’s compliance with the foregoing.

(c)	The Portfolio Manager, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) facilities related to the investment management of the Fund, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including verification and oversight of the pricing of the Fund’s portfolio (but excluding determination of net asset value and shareholder accounting services).

(d)	In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Portfolio Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Portfolio Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Fund may determine and communicate to the Portfolio Manager in writing, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Portfolio Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Fund and to other clients of the Portfolio Manager and its affiliates as to which the Portfolio Manager and its affiliates exercise investment discretion.

(e)	The Portfolio Manager may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Manager of any of its obligations hereunder, nor shall the Fund be responsible for any additional fees or expenses as a result.

(f)	On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Portfolio Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Manager may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(g)	The Portfolio Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Portfolio Manager pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, member, director, officer or employee of, or be otherwise interested in, the Portfolio Manager, and in any person controlled by or under common control with the Portfolio Manager, and that the Portfolio Manager and any person controlled by or under common control with the Portfolio Manager may have an interest in the Fund. It is also understood that the Portfolio Manager and persons controlled by or under common control with the Portfolio Manager have and may have advisory, management service, administration, distribution or other contracts with other organizations and persons, and may have other interests and businesses, and that the investment management services of the Portfolio Manager under this Agreement are not to be deemed exclusive as to the Portfolio Manager and the Portfolio Manager will be free to render similar services to others. Except to the extent necessary to perform the Portfolio Manager’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Portfolio Manager, or any affiliate of the Portfolio Manager, or any employee of the Portfolio Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE PORTFOLIO MANAGER.

The Manager will pay the Portfolio Manager as compensation for the Portfolio Manager’s services rendered and for the expenses borne by the Portfolio Manager pursuant to Section 1, a fee accrued daily and paid monthly, at the annual rate of 0.725% of the average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee from the Manager to the Portfolio Manager shall be payable for each month within 10 business days after the end of the month.

In the event that the Portfolio Manager has agreed to a fee waiver arrangement with the Manager, subject to such terms and conditions as the Manager and the Portfolio Manager may set forth in such agreement, the compensation due the Portfolio Manager hereunder shall be reduced to the extent required by such fee waiver arrangement.

If the Portfolio Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement between the Manager and the Fund shall have terminated for any reason; and this Agreement shall not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or the Portfolio Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a)	The Fund may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Portfolio Manager, or

(b)	If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or of the Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Portfolio Manager may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c)	The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Portfolio Manager, and the Portfolio Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of the Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Portfolio Manager shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Portfolio Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Portfolio Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, (c) there is a change in control of the Portfolio Manager or any parent of the Portfolio Manager within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Portfolio Manager.

7.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the ‘‘affirmative vote of a majority of the outstanding shares’’ means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms ‘‘affiliated person,’’ ‘‘control,’’ ‘‘interested person’’ and ‘‘assignment’’ shall have their respective meanings defined in the 1940 Act; the term ‘‘specifically approve at least annually’’ shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act and the rules and regulations thereunder; and the term ‘‘brokerage and research services’’ shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.	NONLIABILITY OF PORTFOLIO MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager, including its officers, directors and members, shall not be subject to any liability to the Manager, to the Fund, or to any shareholder, officer, director, partner or Director thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	EXERCISE OF VOTING RIGHTS.

Except with the agreement (which may be evidenced by resolution) or on the specific instructions of the Directors of the Fund or the Manager, the Portfolio Manager shall not exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.	COUNTERPARTS.

This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and year first above written.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC	PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
By:	By:
Name:	Name:	Ernest L. Schmider
Title:	Title:	Managing Director

PROXY – COMMON SHARES

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON AUGUST 27, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of PIMCO Strategic Global Government Fund, Inc., a Maryland corporation (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the ‘‘Special Meeting’’) to be held at 9:30 a.m., Eastern Time, August 27, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (between 54th and 55th Streets), 49th Floor, New York, NY 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE REGARDING THE PROPOSALS INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSALS.

Please refer to the Proxy Statement for a discussion of the Proposals.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Shareholder signature	Date
Joint Owner signature (if any)	Date

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

COMMON SHARES

Please mark votes as in this example:

Although the Investment Management and Portfolio Management Agreements consist of two separate contracts, neither agreement will become effective unless both agreements are approved by shareholders.

The Board of Directors recommends a vote ‘‘FOR’’ Proposal 1.

1.    Approval of a new Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote ‘‘FOR’’ Proposal 2.

2.    Approval of a new Portfolio Management Agreement relating to the Fund between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.

FOR	AGAINST	ABSTAIN

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.